Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

Investor Relations Contact:                            Company Contact:
Claire McAdams                                    Jeffrey Andreson, CFO
Headgate Partners LLC                                Nanometrics Incorporated
530.265.9899                                    408.545.6143
claire@headgatepartners.com                            jandreson@nanometrics.com

Nanometrics Reports Fourth Quarter and Full Year 2014 Financial Results

MILPITAS, Calif., February 2, 2015 - Nanometrics Incorporated (NASDAQ: NANO), a leading provider of advanced process control systems, today announced financial results for its fourth quarter and full year ended December 27, 2014.

2014 Achievements Include:
- Expanded Position to Every FinFET Device Fab. Tool of Record (ToR) positions for Atlas® and NanoDiffract® optical critical dimension (OCD) solutions expanded to every leading fab developing or manufacturing FinFET logic devices;
- Multiple Share Gains and Leading Position in 3D NAND. Incremental market share wins, expanded customer footprint and ToR positions for both Atlas automated systems and IMPULSE® integrated metrology at every one of the four leading memory customers for 3D NAND process control, including a new competitive win for the Atlas in the fourth quarter;
- Continued Leadership and Growth in Advanced 3D Packaging. Establishment of the UniFire® as ToR at every leading fab for the most advanced 3D packaging technologies, including Through Silicon Via (TSV), micro bump and micro pillar process control, while also delivering a record revenue year with follow-on shipments for advanced logic, foundry and DRAM applications; and
- Significant Competitive Wins in Pure-Play Foundries: Exiting the year with the strongest foundry position in the company's history, and record pure-play foundry revenues for 2014.

GAAP Results

	Q4 2014	Q3 2014	Q4 2013	FY 2014	FY 2013

Revenues	$39,705	$27,133	$46,159	$166,443	$144,307

Gross Profit	$17,349	$11,416	$21,909	$75,822	$62,676

Income (Loss) from Operations	$(3,806)	$(10,609)	$1,292	$(11,653)	$(21,709)

Net Income (Loss)	$(4,639)	$(28,662)	$556	$(31,118)	$(14,146)

Earnings (Loss) per Diluted Share	$(0.19)	$(1.19)	$0.02	$(1.30)	$(0.61)

Non-GAAP Results

	Q4 2014	Q3 2014	Q4 2013	FY 2014	FY 2013

Gross Profit	$18,033	$12,104	$22,579	$78,545	$67,748

Income (Loss) from Operations	$(2,469)	$(8,103)	$2,075	$(6,244)	$(14,196)

Net Income (Loss)	$(2,999)	$(5,892)	$1,022	$(5,705)	$(9,339)

Earnings (Loss) per Diluted Share	$(0.12)	$(0.24)	$0.04	$(0.24)	$(0.40)

Non-GAAP results exclude the impact of the following in the indicated period:

Amortization of acquired intangibles	●	●	●	●	●
Restructuring charges	●	●		●	●
Mosaic inventory write-off					●
Non-cash tax items	●	●		●

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release and on the investor page of Nanometrics' website.

Commenting on the company’s results, president and chief executive officer Dr. Timothy J. Stultz said, "2014 was a year of successful execution in gaining market share and expanding our customer footprint to every major customer for semiconductor wafer fab equipment. The technology inflection points underway, including FinFET adoption by the foundries, the launch of 3D NAND manufacturing, and the increasing use of advanced 3D packaging technologies, are increasing customer demand for all of our product platforms and metrology solutions. The result of incremental market share gains and growth in our served markets led to our sales outperforming the overall industry, with product revenues increasing 24% over 2013. Importantly, we expect the continued growth of our served markets, combined with the expanded footprint and share gains we achieved in 2014, will lead to another year of revenue growth, industry outperformance, improved financial performance, and profitability for 2015."

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

Fourth Quarter 2014 Summary
Revenues for the fourth quarter of 2014 were $39.7 million, up 46% from $27.1 million in the third quarter of 2014 and down 14% from $46.2 million in the fourth quarter of 2013. On a GAAP basis, gross margin was 43.7%, compared to 42.1% in the prior quarter and 47.5% in the year-ago period. The operating loss was $3.8 million, compared to an operating loss of $10.6 million in the prior quarter and operating income of $1.3 million in the year-ago period. The net loss was $4.6 million or $0.19 per share, compared to a net loss of $28.7 million or $1.19 per share in the prior quarter, which included a non-cash valuation allowance on deferred tax assets of $21.1 million, and net income of $0.6 million or $0.02 per diluted share in the fourth quarter of 2013.

On a non-GAAP basis, which excludes amortization of acquired intangible assets, gross margin was 45.4% compared to 44.6% in the prior quarter and 48.9% in the year-ago period. The non-GAAP operating loss for the fourth quarter also excluded a $0.6 million restructuring charge and was $2.5 million, compared to an operating loss of $8.1 million in the prior quarter and operating income of $2.1 million in the fourth quarter of 2013. The non-GAAP net loss, which adjusts for amortization of intangible assets, restructuring charges, valuation allowances related to certain deferred tax assets, and the income tax effect of non-GAAP adjustments, was $3.0 million or $0.12 per share, compared to a net loss of $5.9 million or $0.24 per share in the prior quarter and net income of $1.0 million or $0.04 per diluted share in the fourth quarter of 2013.
Full Year 2014 Summary
Revenues were $166.4 million, up 15% from $144.3 million in 2013. On a GAAP basis, gross margin was 45.6%, compared to 43.4% in 2013, and the operating loss was $11.7 million, compared to $21.7 million in 2013. The net loss included a non-cash valuation allowance on deferred tax assets of $21.4 million and was $31.1 million or $1.30 per share, compared to a net loss of $14.1 million or $0.61 per share in 2013.

On a non-GAAP basis, which excludes amortization of acquired intangible assets and the impact of a $2.4 million inventory write-off recorded in 2013 for the discontinued Mosaic product line, gross margin was 47.2% compared to 46.9% in 2013. The non-GAAP operating loss for 2014 also excludes restructuring charges and was $6.2 million, compared an operating loss of $14.2 million in 2013. The non-GAAP net loss, which also adjusts for the valuation allowance on deferred tax assets and the income tax effect of non-GAAP adjustments, was $5.7 million or $0.24 per share, compared to $9.3 million or $0.40 per share in 2013.
Business Outlook
Management expects first-quarter 2015 revenues in the range of $47 to $51 million, with GAAP gross margin in the range of 44.5% to 46.0% and non-GAAP gross margin in the range of 46.0% to 47.5%. Management expects first-quarter operating expenses to range between $21.2 million and $21.9 million on a GAAP basis, and between $21.0 million and $21.7 million on a non-GAAP basis. Management expects first-quarter earnings in the range of ($0.03) per share to $0.05 per diluted share on a GAAP basis and $0.00 to $0.09 per diluted share on a non-GAAP basis.
Conference Call Details
A conference call to discuss fourth quarter and full year 2014 results will be held today at 4:30 p.m. EST (1:30 p.m. PST). To participate in the conference call, the dial-in numbers are (877) 374-4041 for domestic callers and (253) 237-1156 for international callers. A live and recorded webcast and supplemental financial information will be made available on the investor page of the Nanometrics website at www.nanometrics.com.
Use of Non-GAAP Financial Information
Financial results such as non-GAAP gross profit, gross margin, operating income, net income, and net income per share, which exclude certain expenses, charges and special items, were not prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Management uses non-GAAP financial results, which exclude acquisition-related expenses such as amortization of acquired intangibles and transaction costs, asset impairments including certain excess and obsolete inventory charges related to a discontinued product line, restructuring charges, valuation allowances and adjustments related to certain deferred US and other tax assets and other unusual and infrequent items to evaluate the company’s ongoing performance and to enable comparison to other periods that did not include these unusual and infrequent items. The company believes the presentation of non-GAAP results is useful to investors for analyzing ongoing business trends, comparing performance to prior periods, and enhancing the investor’s ability to view the company’s results from management’s perspective. A table presenting a reconciliation of GAAP results to non-GAAP results is included at the end of this press release and is available on the investor page of the Nanometrics website at www.nanometrics.com.
About Nanometrics
Nanometrics is a leading provider of advanced, high-performance process control metrology and inspection systems used primarily in the fabrication of semiconductors and other solid-state devices, such as data storage components and discretes including high-brightness LEDs and power management components. Nanometrics’ automated and integrated metrology systems measure critical dimensions, device structures, overlay registration, topography and various thin film properties, including film thickness as well as optical, electrical and material properties. The company’s process control solutions are deployed throughout the fabrication process,

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

from front-end-of-line substrate manufacturing, to high-volume production of semiconductors and other devices, to advanced wafer-scale packaging applications. Nanometrics’ systems enable advanced process control for device manufacturers, providing improved device yield at reduced manufacturing cycle time, supporting the accelerated product life cycles in the semiconductor market. The company maintains its headquarters in Milpitas, California, with sales and service offices worldwide. Nanometrics is traded on NASDAQ Global Select Market under the symbol NANO. Nanometrics’ website is http://www.nanometrics.com.
Forward Looking Statements
The statements in this press release under the caption “Business Outlook,” and in Dr. Stultz’s quote regarding the company’s expectations as to revenue, performance, financial results and the benefit of market share gains, are forward-looking statements. Although Nanometrics believes that the expectations reflected in the forward-looking statements are reasonable, actual results could differ materially from these expectations due to a variety of factors, including levels of industry spending, shifts in the timing of customer orders and product shipments, technology adoption rates, changes in customer and product mix, changes in market share, and changes in operating expenses. For additional information and considerations regarding the risks faced by Nanometrics that could cause actual results to differ materially, see its annual report on Form 10-K for the year ended December 28, 2013, as filed with the Securities and Exchange Commission on March 7, 2014, including under the caption “Risk Factors,” as well as other periodic reports filed with the SEC from time to time. Nanometrics disclaims any obligation to update information contained in any forward-looking statement except as required by law.

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 27, 2014	December 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$34,676	$44,765
Marketable securities	49,286	48,097
Accounts receivable, net	26,121	31,436
Inventories	35,105	34,520
Inventories-delivered systems	1,912	6,901
Prepaid expenses and other	9,289	10,519
Deferred income tax assets	1,457	14,516
Total current assets	157,846	190,754

Property, plant and equipment, net	49,633	47,439
Goodwill	10,494	11,743
Intangible assets, net	4,294	7,864
Deferred income tax assets	1,387	4,338
Other assets	559	696
Total assets	$224,213	$262,834

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,199	$10,661
Accrued payroll and related expenses	8,700	7,853
Deferred revenue	10,021	21,749
Other current liabilities	8,265	7,936
Income taxes payable	1,017	758
Total current liabilities	38,202	48,957

Deferred revenue	2,591	3,718
Income taxes payable	701	1,171
Deferred tax liabilities	1,903	—
Other long-term liabilities	1,279	1,615
Total liabilities	44,676	55,461

Stockholders’ equity:
Common stock	24	24
Additional paid-in capital	251,396	244,733
Accumulated deficit	(69,114)	(37,996)
Accumulated other comprehensive income (loss)	(2,769)	612
Total stockholders’ equity	179,537	207,373
Total liabilities and stockholders’ equity	$224,213	$262,834

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share amounts)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Net revenues:
Products	$31,598	$37,626	$133,589	$107,402
Service	8,107	8,533	32,854	36,905
Total net revenues	39,705	46,159	166,443	144,307

Costs of net revenues:
Cost of products	16,647	18,601	68,812	59,509
Cost of service	5,025	4,979	19,086	19,489
Amortization of intangible assets	684	670	2,723	2,633
Total costs of net revenues	22,356	24,250	90,621	81,631
Gross profit	17,349	21,909	75,822	62,676

Operating expenses:
Research and development	8,052	8,019	33,776	32,714
Selling	6,590	6,826	27,033	27,129
General and administrative	5,860	5,659	23,980	22,101
Amortization of intangible assets	102	113	420	701
Restructuring	551	—	2,266	1,740
Total operating expenses	21,155	20,617	87,475	84,385
Income (loss) from operations	(3,806)	1,292	(11,653)	(21,709)

Other income (expense):
Interest income	10	11	47	62
Interest expense	(103)	(102)	(389)	(651)
Other income (expense), net	263	(337)	374	(1,267)
Total other income (expense), net	170	(428)	32	(1,856)

Income (loss) before income taxes	(3,636)	864	(11,621)	(23,565)
Provision for (benefit from) income taxes	1,003	308	19,497	(9,419)
Net profit (loss)	$(4,639)	$556	$(31,118)	$(14,146)

Net profit (loss) per share:
Basic	$(0.19)	$0.02	$(1.30)	$(0.61)
Diluted	$(0.19)	$0.02	$(1.30)	$(0.61)
Shares used in per share calculation:
Basic	24,048	23,420	23,958	23,290
Diluted	24,048	23,913	23,958	23,290

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Twelve Months Ended
	December 27, 2014	December 28, 2013
Cash flows from operating activities:
Net loss	$(31,118)	$(14,146)
Reconciliation of net loss to net cash used in operating activities:
Depreciation and amortization	9,767	8,787
Stock-based compensation	6,752	7,674
Excess tax benefit from equity awards	—	53
Loss on disposal of fixed assets	249	177
Inventory write-down	2,897	7,579
Deferred income taxes	17,915	(6,889)
Changes in fair value of contingent consideration	201	1,325
Changes in assets and liabilities:
Accounts receivable	3,861	(10,376)
Inventories	(7,173)	(7,024)
Inventories-delivered systems	4,988	(4,627)
Prepaid expenses and other	2,303	(1,855)
Accounts payable, accrued and other liabilities	1,790	4,840
Deferred revenue	(12,855)	12,717
Income taxes payable	(212)	(666)
Net cash used in operating activities	(635)	(2,431)

Cash flows from investing activities:
Maturities of marketable securities	38,839	47,089
Purchases of marketable securities	(41,100)	(49,182)
Purchases of property, plant and equipment	(5,792)	(5,689)
Net cash used in investing activities	(8,053)	(7,782)

Cash flows from financing activities:
Payments to Zygo Corporation related to acquisition	(587)	(1,004)
Repayments of debt obligations	—	(5,224)
Proceeds from sale of shares under employee stock option and purchase plans	5,958	4,967
Excess tax benefit from equity awards	—	(53)
Taxes paid on net issuance of stock awards	(702)	(1,181)
Repurchases of common stock	(5,344)	(5,000)
Net cash used in financing activities	(675)	(7,495)
Effect of exchange rate changes on cash and cash equivalents	(726)	(442)
Net decrease in cash and cash equivalents	(10,089)	(18,150)
Cash and cash equivalents, beginning of period	44,765	62,915
Cash and cash equivalents, end of period	$34,676	$44,765

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Nanometrics Incorporated    Tel: 408.545.6000
1550 Buckeye Drive    Fax: 408.232.5910
Milpitas, CA 95035    www.nanometrics.com

NANOMETRICS INCORPORATED
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended						Twelve Months Ended
	December 27, 2014		September 27, 2014		December 28, 2013		December 27, 2014		December 28, 2013

Reconciliation of GAAP gross profit and gross margin to non-GAAP gross profit and gross margin
GAAP gross profit and gross margin, respectively	$17,349	43.7%	$11,416	42.1%	$21,909	47.5%	$75,822	45.6%	$62,676	43.4%
Non-GAAP adjustments:
Inventory write-down	—		—		—		—		2,439	1.7%
Amortization of intangible assets	684	1.7%	688	2.5%	670	1.5%	2,723	1.6%	2,633	1.8%
Non-GAAP gross profit and gross margin, respectively	$18,033	45.4%	$12,104	44.6%	$22,579	48.9%	$78,545	47.2%	$67,748	46.9%

Reconciliation of GAAP operating income (loss) to non-GAAP operating income (loss)
GAAP operating income (loss)	$(3,806)		$(10,609)		$1,292		$(11,653)		$(21,709)
Non-GAAP adjustments:
Inventory write-down	—		—		—		—		2,439
Amortization of intangible assets included in cost of revenues	684		688		670		2,723		2,633
Amortization of intangible assets included in operating expenses	102		103		113		420		701
Restructuring included in operating expenses	551		1,715		—		2,266		1,740
Total non-GAAP adjustments to operating income (loss)	1,337		2,506		783		5,409		7,513
Non-GAAP operating income (loss)	$(2,469)		$(8,103)		$2,075		$(6,244)		$(14,196)

Reconciliation of GAAP net income (loss) to non-GAAP net income (loss)
GAAP net income (loss)	$(4,639)		$(28,662)		$556		$(31,118)		$(14,146)
Non-GAAP adjustments:
Total non-GAAP adjustments to non-GAAP operating income (loss)	1,337		2,506		783		5,409		7,513
Valuation allowance on deferred tax assets and other non-cash adjustments to tax assets	303		21,141		—		21,444		—
Income tax effect of non-GAAP adjustments	—		(877)		(317)		(1,440)		(2,706)
Non-GAAP net income (loss)	$(2,999)		$(5,892)		$1,022		$(5,705)		$(9,339)

GAAP net income (loss) per diluted share	$(0.19)		$(1.19)		$0.02		$(1.30)		$(0.61)

Non-GAAP net income (loss) per diluted share	$(0.12)		$(0.24)		$0.04		$(0.24)		$(0.40)

Shares used in diluted net income (loss) per share calculation	24,048		24,132		23,913		23,958		23,290

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